As filed with the Securities and Exchange Commission on February 26, 2004

                                               File Nos. 333-69326 and 811-21141

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
         Pre-Effective Amendment No. _______                                 [ ]

         Post-Effective Amendment No.___3___                                 [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
         Amendment No.  ____5____                                            [X]


                             Fort Pitt Capital Funds
                             -----------------------

               (Exact Name of Registrant as Specified in Charter)

     790 Holiday Drive, Foster Plaza Eleven, Pittsburgh, Pennsylvania 15220
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                          (412) 921-1822 (Registrant's
                     Telephone Number, Including Area Code)

        Elaine E. Richards, 615 East Michigan Street, Milwaukee, WI 53202
        -----------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

                             John W. Lewis II, Esq.,
                            Gregory A. Gross, Esq., &
                              Bruce F. Rudoy, Esq.
                                 Metz Lewis, LLC
                          11 Stanwix Street, 18th Floor
                              Pittsburgh, PA 15222



 As soon as practicable after this Registration Statement is declared effective.
                 (Approximate Date of Proposed Public Offering)

     It is proposed that this filing will become effective (check appropriate box):

[ ]             immediately upon filing pursuant to paragraph (b).
[ ]             on (date) pursuant to paragraph (b).
[X]             60 days after filing pursuant to paragraph (a)(1).
[ ]             on March 1, 2004 pursuant to paragraph (a)(1).
[ ]             75 days after filing pursuant to paragraph (a)(2).
[ ]             on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ]             This post-effective  amendment  designates  a new effective date for a previously filed post-effective amendment.




                       FORT PITT CAPITAL TOTAL RETURN FUND
                                    [GRAPHIC]




PROSPECTUS


March 1, 2004



FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701












As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities and does not guarantee the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.



                                TABLE OF CONTENTS


                                                                            Page
INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES............................1
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PRINCIPAL RISKS OF INVESTING IN THE FUND.......................................2
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FUND PERFORMANCE...............................................................2
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FEES AND EXPENSES..............................................................4
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INVESTMENT ADVISOR AND PORTFOLIO MANAGEMENT TEAM...............................5
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PURCHASING SHARES..............................................................6
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SELLING SHARES.................................................................7
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ACCOUNT OPTIONS................................................................8
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RETIREMENT INVESTING...........................................................9
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ACCOUNT INFORMATION............................................................9
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MARKETING AND DISTRIBUTION ARRANGEMENTS.......................................10
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DISTRIBUTIONS AND TAXATION....................................................11
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FINANCIAL HIGHLIGHTS..........................................................12
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NOTICE OF PRIVACY POLICY......................................................13
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               INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES

Investment Goal
The investment goal of the Fort Pitt Capital Total Return Fund (the "Fund") is long-term capital appreciation and income. This goal is non-fundamental, which means that it may be changed or modified in the future by action of the Fund's Board of Trustees without shareholder approval. Shareholders will receive advance written notice of any change in the Fund's goal.

Principal Investment Strategies
The Fund has a long-term investment outlook and generally undertakes a "buy and hold" strategy in order to reduce turnover and maximize after-tax returns.

Types of Investments. The Fund invests primarily in common stocks of large and mid-sized U.S. companies and secondarily in fixed income investments (primarily U.S. Government obligations). The Fund considers large and mid-sized companies to be U.S. companies with a market capitalization as follows - with a market capitalization between $1 billion and $5 billion as to mid-sized companies, and with a market capitalization over $5 billion as to large sized companies. The Fund also may purchase debt securities with an equity component, such as preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock. The convertible securities in which the Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization or, if the security is unrated, is determined to be of comparable quality by Fort Pitt Capital Group, Inc., the Fund's investment advisor (the "Advisor").

Under normal market conditions, the Fund primarily invests in domestic (U.S.) common stocks that the Advisor considers to be profitable and with a return on equity near or higher than their peers, yet which the Advisor believes are undervalued as measured by price-to-earnings ("P/E") ratio. The Fund may invest up to 10% of its total assets in shares of companies which sell at an above-average P/E ratio or are not yet profitable, but which show a dominant share of revenue in a rapidly growing or emerging industry, such as technology and biotechnology. Accordingly, the Advisor seeks to invest in companies with the potential for strong growth prospects with a comparatively low P/E ratio.

When the Advisor determines that prospective returns from fixed income securities are competitive with those of the average common stock, it may invest Fund assets in fixed income investments (primarily U.S. Government obligations). Although there is no limit or minimum on the amount of Fund assets that may be invested in fixed income investments, the Advisor anticipates that such investments will be no more than one-third of the Fund's total assets.

The Fund also may invest in American Depositary Receipts ("ADRs"), which are equity securities traded on U.S. exchanges, including the NASDAQ Stock Market, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares.

Temporary Investments. The Fund intends to remain substantially invested in common stocks and other equity securities. However, the Fund may invest in high quality money market instruments during times when excess cash is generated from new sales of the Fund's shares or income is paid on securities held by the Fund or when cash is held pending investment in suitable stocks or other fixed income securities. The Fund also has authority to invest up to 100% of its assets in such short-term money market instruments for temporary or defensive purposes when the Advisor believes market, economic or other conditions are unfavorable for investors. Under these circumstances, the Fund may be unable to pursue its investment goal of long-term capital appreciation and income.

Stock Selection Process. The Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms. When analyzing a company's growth prospects, the Advisor considers the growth in a company's market share and unit sales, as well as growth in overall revenues and earnings per share. The Advisor uses a proprietary database containing detailed financial information for over 6,000 companies to analyze comparative growth rates, and looks for companies that are growing substantially faster than their peers in the same industries. The Advisor determines whether a company's growth rate can be sustained over time by analyzing the fundamental financial strength of the company, as evidenced by its debt burden or its ability to generate excess cash.

Once the Advisor identifies a company that it has determined would fit the Fund's investment strategy, it seeks to purchase the company's stock at reasonable prices. Using fundamental financial statement analysis, the Advisor compares a company's P/E ratio with its growth rate, in order to evaluate the price of the stock relative to its future earnings. The Advisor generally seeks companies with P/E multiples as low as one times the company's growth rate. When deciding between two companies that may fit the Fund's investment strategy, the Advisor will normally choose the company which has a lower P/E compared to its growth rate. This approach is designed to enable the Fund to pay a lower price for the future earnings stream of one company versus another company with a similar earnings stream.

The Advisor purchases stocks for the Fund with the intention of holding them for at least three to five years. The Advisor will sell a stock when it believes the underlying company's intrinsic value has been fully realized, when growth prospects falter due to changing market or economic conditions, or when earnings fail to meet the Advisor's expectations. Although the Advisor intends to hold stocks for three to five years, it may sell stocks and other investments regardless of how long they have been held. When the Advisor sells individual stocks, it attempts to manage the liquidation process to take advantage of longer holding periods for favorable capital gains tax rates in order to optimize after-tax returns to Fund shareholders.

Fixed Income Security Selection Process. The Advisor also identifies for investment by the Fund fixed income securities (primarily U.S. Government obligations). The Advisor seeks fixed income investments that it considers as high quality instruments. For purposes of the Fund, it determines whether the security is "high quality" by considering whether it is (i) a highly rated debt instrument as rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization or, if the security is unrated, as determined to be of comparable quality by the Advisor, and (ii) issued under favorable terms in light of the then state of the fixed income and equity investment markets, the most important terms of which would be duration and interest rate.


                    PRINCIPAL RISKS OF INVESTING IN THE FUND

Investments in securities are subject to inherent market risks and fluctuations in value due to earnings and other economic conditions, and other factors. Since the securities the Fund holds fluctuate in price, the value of your investment in the Fund may go up and down and you could lose money. Investment in the Fund should be considered a long-term investment, one with a minimum investment horizon of three to five years. The Fund's success depends on the skill of the Advisor in evaluating, selecting and monitoring the Fund's investments. If the Advisor's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated. Although the Advisor selects stocks based upon what the Advisor believes to be their potential for long-term earnings growth, there can be no assurance that this potential will be realized.

Following are the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment in the Fund.

Stock Market Risks. The Fund intends to hold primarily common stocks. Although common stocks historically have outperformed other asset classes over the long-term, they are subject to market, economic and business risks that fluctuate, sometimes significantly, over the short-term. These fluctuations may result from factors affecting individual companies, industries, or the securities markets generally.

Interest Rate Risks. Since the Fund also intends to invest in fixed income securities, it is subject to risks which affect the bond markets in general, including changes in economic conditions and increases in interest rates. When interest rates rise, the market value of fixed income securities declines. If the market value of the Fund's investments decreases, you may lose money.


                                FUND PERFORMANCE

The bar chart and table shown below illustrate the variability of the Fund's returns. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar basis). The table shows how the Fund's average annual returns since its inception compare with those of the Wilshire 5000 Total Market Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                           Calendar-Year Total Return
                             as of December 31, 2003
[BAR CHART]
2002    -4.11%
2003    35.15%


        Best Quarter:                         Worst Quarter:
        -------------                         --------------
Q2 ended June 30, 2003 22.37%                Q3 ended September 30, 2002 -12.96%


-------------------------------------------------------------------------------
                         Average Annual Total Returns
                         Year Ended December 31, 2003
-------------------------------------------------------------------------------

                                                      1 Year  Since Inception(1)

Fort Pitt Capital Total Return Fund
    Return Before Taxes                                35.15%      13.82%
    Return After Taxes on Distributions(2)             35.15%      13.77%
    Return After Taxes on Distribution and sale of
        Fund Shares(2)                                 22.85%      11.83%
Wilshire 5000 Total Market Index(3)                    31.64%       2.07%
--------------------------------------------------------------------------------

(1)  The Fund's inception date was December 31, 2001.
(2) After-tax returns are calculated using the historic highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(3) The Wilshire 5000 Total Market Index is an unmanaged index commonly used to measure performance of U.S. stocks. As of December 2003, the Index was comprised of over 5,244 companies. It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.



                                FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold or sell shares of the Fund.

                          Shareholder Transaction Fees
                    (Fees paid directly from your investment)
    ------------------------------------------------------------------------

    Maximum Sales Charge (load) on Purchases                    None
    Sales Charge (load) on Reinvested Dividends                 None
    Redemption Fees(1)                                          2.00%
    Exchange Fees                                               None
    ----------------------------------------------------- ------------------



                         Annual Fund Operating Expenses
                      (Expenses deducted from Fund assets)
    ------------------------------------------------------------------------

    Advisory Fees(2)                                            1.00%
    Distribution and Service (12b-1) Fees(3)                    None
    Other Expenses(4)                                           1.17%
    ----------------------------------------------------- ------------------
    Total Annual Fund Operating Expenses                        2.17%
        Less Expense Reimbursement(5)                          -0.67%
    ----------------------------------------------------- ------------------
    Net Annual Fund Operating Expenses                          1.50%
    ===================================================== ==================
-------------------------
(1) Shares of the Fund sold after being held for less than six months may be subject to a redemption fee of 2.00% of the sale proceeds. The redemption fees will be paid directly to the Fund and are intended to benefit remaining shareholders by reducing the costs of short-term trading.
(2) Currently, the Advisor is not receiving any fees. For further details, please see "Investment Advisor and Portfolio Management Team".
(3) The Fund intends to adopt a Distribution Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940 which contemplates a fee charged to the Fund in the amount of 0.25% per year of the Fund's average daily net assets. However, the Board of Trustees has decided not to implement the Distribution Plan at this time. The Board of Trustees may authorize Fort Pitt Capital Funds to begin charging the Fund 0.25% per year under the Plan of the Fund's average daily net assets after October 31, 2004.
(4) Other expenses include custodian, transfer agency and other customary Fund expenses incurred by the Fund during its prior fiscal year.
(5) The Advisor has entered into an Expense Waiver and Assumption Agreement (the "Agreement") with Fort Pitt Capital Funds, on behalf of the Fund. Under the Agreement, the Advisor has contractually agreed to waive its advisory fees and assume as its own expense certain expenses otherwise payable by the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. After December 31, 2004, the Advisor may end this arrangement at any time upon notice to the Fund's Board of Trustees. The Advisor may recapture any fees or expenses it has waived or reimbursed within a three-year period.

Expense Example
The following Expense Example shows the expenses that you could pay over time and will help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that you earn a 5% annual return, with no change in the Fund's operating expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                One Year*   Three Years    Five Years   Ten Years
                ---------   -----------    ----------   ---------
                 $ 153        $615          $1,103       $2,451

* The above Example reflects the effect of the Advisor's contractual fee waiver for one year ended December 31, 2004.

                INVESTMENT ADVISOR AND PORTFOLIO MANAGEMENT TEAM

Fort Pitt Capital Group, Inc. (the "Advisor"), 790 Holiday Dr., Foster Plaza Eleven, Pittsburgh, Pennsylvania 15220, serves as the Fund's investment advisor. The Advisor is registered as an investment advisor with the U.S. Securities and Exchange Commission ("SEC"). The Advisor is responsible for managing the investment of the Fund's portfolio of securities. The Advisor identifies companies for investment, determines when securities should be purchased or sold by the Fund and selects brokers or dealers to execute transactions for the Fund's portfolio.

Founded in 1995, the Advisor currently manages approximately $555 million of client assets, of which approximately $278 million is invested in equity securities as of January 31, 2004. As of that date, the Advisor had approximately 912 client relationships, including families, individuals, foundations and other organizations or entities. Although the Fund is the first investment company advised by the Advisor, Charles A. Smith, the Advisor's Chief Investment Officer and the Fund's lead portfolio manager, has prior experience advising investment companies. The Fund was organized in order to provide investors with a cost-efficient opportunity to invest according to the Advisor's long-term equity investing philosophy, without being required to maintain a large account balance.

At the time of the Fund's commencement of operations on December 31, 2001, the Trust, on behalf of the Fund, entered into an investment advisory agreement with the Advisor (the "Initial Advisory Agreement"). Section 15 of the 1940 Act and the terms of the Initial Advisory Agreement required that, following the Initial Advisory Agreement's two-year term, the continuation of the Initial Advisory Agreement had to be approved on an annual basis by a majority of the Trustees, including a majority of Independent Trustees.

The Trustees held an annual in-person meeting in December 2002 to consider a number of approvals on behalf of the Fund. However, because the Initial Advisory Agreement had a two-year term, the annual renewal of the Initial Advisory Agreement was not considered by the Trustees at the December 2002 annual meeting. In turn, because the approval of the Initial Advisory Agreement was not listed as an agenda item at the December 2002 annual meeting, an administrative oversight occurring during the preparation of the December 2003 annual meeting agenda resulted in the proposed renewal not being listed on that agenda. The Board therefore did not consider renewing the Initial Advisory Agreement at the December 2003 in-person meeting. As a result, the Initial Advisory Agreement inadvertently lapsed on December 31, 2003.

Having determined that the Fund is without a valid investment advisory agreement, the Trust's Board of Trustees is meeting to consider approving a new advisory agreement (the "New Advisory Agreement") substantially identical in all material respects to the Initial Advisory Agreement that lapsed. The Board will hold a special meeting on March 1, 2004 to consider approving the New Advisory Agreement and the submission of the New Advisory Agreement to the Funds' shareholders for their approval. If approved by the Board, shareholders of the Fund will be asked to vote on the New Advisory Agreement.

Despite the inadvertent expiration of the Initial Advisory Agreement, the Advisor has continued to provide the Fund with uninterrupted investment management services called for under the Initial Advisory Agreement and is not currently receiving advisory fees.

Under both the Initial and New Agreement, the Advisor is entitled to receive a monthly investment advisory fee from the Fund at the annual rate of 1.00% of the Fund's average daily net assets. However, the Advisor has contractually agreed through December 31, 2004 to waive all or a portion of the advisory fee, and to assume as its own expense certain expenses otherwise payable by the Fund in order to limit the Fund's total annual operating expenses to 1.50%. After December 31, 2004, the Advisor may determine to continue to limit Fund operating expenses under either a contractual or a voluntary fee waiver arrangement, or it may end the fee waiver arrangement. The Advisor shall be entitled to recoup fees waived for a period of three years from the date such fees were waived. During the fiscal year ended October 31, 2003, for its services the Advisor received $40,604 from the Fund, net of waiver.

The Advisor uses a team approach for security selection and decision-making. The members of the portfolio management team, which is led by the firm's Chief Investment Officer, Charles A. Smith, average over twelve years of investment management experience per person. Each member of the portfolio management team has a significant ownership interest in the Advisor. The names and backgrounds of the portfolio managers are found below.

     Charles A. Smith Lead Portfolio Manager
     Mr. Smith is Executive Vice President, Chief Investment Officer, director, shareholder and a founder of the Advisor. Previously, Mr. Smith was employed at Bill Few Associates, an investment management firm, where he served as Chief Investment Officer and Investment Policy Committee member (1992-July 1995), and as a member of the Board of Directors and a shareholder (April 1994-July 1995). Mr. Smith also served as a portfolio manager for the Muhlenkamp Fund (1988-1991), and was an analyst and portfolio manager at Muhlenkamp and Company, a money management company (1983-1991). He is a 1981 graduate of the Pennsylvania State University.

     Douglas W. Kreps, CFA Portfolio Manager
     Mr. Kreps is Managing Director, Portfolio Manager, director and shareholder of the Advisor. Mr. Kreps also serves as Chairman of the Investment Policy Committee (1995 to present) and is Secretary of the Board of Directors (1997 to present). His responsibilities include the selection of investment classes, portfolio allocations, and the evaluation of mutual funds. He also oversees trading and operations for managed accounts. Previously, Mr. Kreps was employed at Bill Few Associates, an investment management firm, where he established the client review department, worked with the private investment management division overseeing $195 million in client assets, and served on the Investment Policy Committee (1991-1995). He is a 1991 graduate of Bowdoin College in Brunswick, Maine, and earned his Chartered Financial Analyst (CFA) designation in 1999.

     Brian C. Jacobs, CFA Associate Portfolio Manager
     Mr. Jacobs joined the Advisor in May of 2000. In his role as Senior Analyst and Associate Portfolio Manager, Mr. Jacobs serves on the Investment Policy Committee and works closely with Mr. Smith in the formulation and implementation of policy and strategy for individual securities clients. A graduate of Allegheny College (B.A., Economics), Mr. Jacobs earned his MBA from Duke University's Fuqua School of Business and has achieved the Chartered Financial Analyst designation. From 1996 through 1999, Mr. Jacobs was an equity portfolio manager at C.S. McKee & Co., a Pittsburgh-based institutional investment adviser. At McKee, Mr. Jacobs managed the technology, capital goods, and basic industries sectors for all of McKee's equity products and was co-manager of the McKee Small Cap Stock Fund.


                                PURCHASING SHARES

You may purchase shares of the Fund without any sales charge directly from the Fund or through certain investment advisors, financial planners, brokers, dealers or other investment professionals authorized by the Fund to act as the Fund's agent for purchasing shares. Shares are also available through "fund supermarkets" or similar programs that offer access to a broad array of mutual funds. Such agents are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. Please note that your broker or other agent may charge you a fee when you purchase shares of the Fund. The broker or other agent is also responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive a copy of the Fund's Prospectus. A completed application must be submitted to the Fund or the Fund's agent, along with payment of the purchase price by check or wire. The Fund reserves the right to reject any purchase order or to suspend the offering of its shares. Please note that purchase instructions, mailing addresses and telephone numbers are set forth in the Account Instructions chart included on page 9 of this Prospectus, as well as in the Fund's Shareholder Application. Please call toll free 866-688-8775 with any questions.

Minimum Investments. The minimum initial investment is $2,500 and each additional investment must be at least $100. If you choose to participate in the Automatic Investment Plan ("AIP"), the minimum initial investment is $1,000. The AIP requires a minimum additional investment of $100 per month, which is automatically deducted from your checking or savings account. The minimum initial investment for qualified retirement accounts is $2,500 ($2,000 for Education IRAs) and there is no minimum for subsequent investments. The Fund may change or waive its policies concerning minimum investment amounts at any time.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 866-688-8775 if you need additional assistance when completing your Application.

If the Fund's transfer agent does not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until sufficient information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase  Price.  You may buy  shares at the  Fund's  net asset  value per share
("NAV"), which is calculated as of the close of the New York Stock Exchange ("NYSE") (usually 4:00 P.M. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily. Certain short-term securities are valued on the basis of amortized cost. The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees. The Fund may use independent pricing services to assist in calculating the NAV. If market quotations do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Market Timing. Because excessive trading of the Fund's shares can hurt the Fund's performance, the Fund may restrict or refuse purchases or exchanges by Market Timers. Market Timers seek to profit from a strategy of excessive trading of Fund shares within a short time period (generally considered to be more than four transactions out of the Fund within a calendar year). Since market timing strategies could adversely affect the Fund or its operations, the Fund reserves the right to reject any purchase or exchange request that it regards as disruptive to efficient portfolio management.


                                 SELLING SHARES

You may sell your shares at any time. The sale price will be the next NAV calculated after your order is received in good order by the Fund's transfer agent, or by certain third parties who are authorized to accept redemption requests on the Fund's behalf. No fees are imposed by the Fund when shares are sold, except that shares of the Fund sold after being held for less than six months will be subject to a redemption fee (payable directly to the Fund) of 2.00% of the sale proceeds if the Fund deems it in the best interests of the Fund and its shareholders to assess a redemption fee. There is a $15.00 fee that the Fund's custodian bank may assess if you choose to redeem shares by a bank wire transfer. This fee is subject to change. You may receive your sale proceeds by check, wire transfer, or electronic funds transfer ("EFT") (Please contact the Fund for more information on how to enroll for EFT). Please note that selling instructions, mailing addresses and telephone numbers are set forth in the Account Instructions chart on page 9 of this Prospectus, as well as in the Fund's Shareholder Application. Please call toll free 866-688-8775 with any questions.

How To Sell. You may sell your shares by giving instructions to the Fund's transfer agent by mail or by telephone. In order to sell by telephone, you will need to elect the telephone redemption option on the Shareholder Application. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege. The Fund may suspend a shareholder's right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

Certain written requests to sell shares require a signature guarantee. To protect the Fund and its shareholders, a signature guarantee of each owner is required to redeem shares in the following situations:

     o    If ownership is changed on your account
     o When redemption proceeds are sent to a different address than that registered on the account
     o If the proceeds are to be made payable to someone other than the account's owner(s)
     o Any redemption transmitted by federal wire transfer to a bank other than the bank of record
     o If a change of address request has been received by the Fund's transfer agent within the last 15 days
     o For all redemptions of $50,000 or more from any shareholder account (if applicable)

Signature guarantees help protect both you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call the Fund to learn if a signature guarantee is needed, or to make sure that it is completed appropriately in order to avoid any processing delays.

Sale Proceeds. The Fund is responsible for processing requests to sell shares on a timely basis. Checks are normally mailed or proceeds are wired on the next day after receipt in good order of selling instructions (if received before the close of regular trading on the NYSE). In no event will proceeds be mailed or wired later than 7 days following such receipt in good order (or earlier if required by applicable law). If the shares being sold have recently been purchased by check, the Fund reserves the right not to make the sale proceeds available until it reasonably believes that the check has been collected, which may take up to twelve (12) days. Sale proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or to your account address of record if the address has been established for a minimum of 60 days.

Redemption-in-Kind. The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund reserves the right to pay all or part of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). A redemption in-kind may be made if the amount redeemed is large enough to affect Fund operations, or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund's net assets. A redemption in-kind is a taxable transaction to the redeeming shareholder, who likely will pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption. No redemption or other fees are charged by the Fund when a shareholder makes a redemption-in-kind.

Redemption Fee. The Fund may assess a 2.00% fee on redemptions of shares that are held for less than six months. This fee will be paid to the Fund to help offset transaction costs and administrative expenses. This fee will not be imposed on Fund shares acquired through the reinvestment of dividends or other distributions and may not be applicable to an account of a qualified retirement plan (such as an IRA or 401(k) plan) or qualified accounts held by certain intermediaries. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The Fund reserves the right, at its discretion, to lower or waive the amount of this fee upon at least 60 days' notice to shareholders.

Accounts with Low Balances. If the value of your account falls below $1,000, the Fund may mail you a notice requesting that you increase your balance. If your account value is still below $1,000 60 days after receipt of such request, the Fund may automatically close your account and send you the proceeds. You will not be charged a redemption fee if your account is closed for this reason.


                                 ACCOUNT OPTIONS

Automatic Investment Plan. Shareholders who wish to make regular additional investments (monthly, bimonthly, quarterly or yearly) in amounts of $100 or more to an existing Fund account may do so through the Fund's AIP. Under the AIP, your designated bank or other financial institution debits a preauthorized amount from your checking account on a business day of your choosing and applies the amount to the purchase of Fund shares. The Fund can accommodate up to four investments per month as long as there are seven days between investments. The Fund does not charge a fee for participating in the AIP. However, U.S. Bancorp Fund Services, LLC will charge a $25.00 service fee for any purchase under the AIP that does not clear due to insufficient funds or, if prior to notifying the Fund or U.S. Bancorp Fund Services, LLC in writing or by telephone of your intention to terminate your participation in the AIP, you close your bank account or in any manner prevent withdrawal of funds from your designated bank account. To participate in the AIP, you must complete the Automatic Investment Plan Application, which may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the AIP without notice.

Exchange Privileges. You may exchange all or a portion of your shares in the Fund for shares of the First American Prime Obligations Fund. The shareholders of this fund may also exchange into the Fund. Once the Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund's next determined NAV. This exchange privilege may be changed or canceled by the Fund at any time upon 60 days notice. Exercising the exchange privilege consists of two transactions: a sale of one fund and the purchase of another. As a result, there may be tax consequences of the exchange. The Fund reserves the right to refuse the purchase side of any exchange that would not be in the best interest of the Fund or would interfere with Fund management or operations (please see "Market Timing" above).

Systematic Withdrawal Plan. Shareholders may elect to participate in the Fund's Systematic Withdrawal Plan. By making this election, you can arrange for automatic withdrawals from your Fund account into a pre-authorized bank account according to the schedule you select, which may be on a monthly basis or in certain designated months. The Fund does not charge a fee for participating in the Systematic Withdrawal Plan. The Systematic Withdrawal option may be in any amount you select, subject to a $250 minimum. To begin distributions, you must have a Fund account valued at $10,000 or more. To activate the Systematic Withdrawal Plan, you must make your request in writing (or on the Fund's Shareholder Application upon opening your account), and provide the signature(s) of the owner(s) exactly as the account is registered. Requested withdrawals require that shares be redeemed each period to raise money to make the payments. These redemptions may be a taxable event for you. You may receive your periodic withdrawal by check or EFT, if enrolled in this program. Normally, shareholders should not make automatic investments in the Fund at the same time they are receiving systematic withdrawals because such shareholders could realize capital gains on the systematic withdrawals from that Fund while they are automatically investing in that Fund. Redemptions made under the systematic withdrawal plan will not be subject to the redemption fee. The Fund may terminate the Systematic Withdrawal Plan at any time by written notice.

Please call the Fund at 866-688-8775 regarding any of these account options. Please see the chart on below for additional account instructions.


                              RETIREMENT INVESTING

You may purchase Fund shares for use in all types of tax-deferred qualified retirement plans such as Individual Retirement Accounts ("IRAs"), employer-sponsored retirement plans (including 401(k) Plans), and tax-sheltered custodial accounts described in Section 403(b) of the Internal Revenue Code. Distributions of net investment income and capital gains will be automatically reinvested in the Fund through such plans or accounts. Special applications for certain of these plans or accounts are required and can be obtained by calling or writing the Fund.


                               ACCOUNT INFORMATION



To Open an Account                        To Add to an Account                    To Sell Shares
------------------                        --------------------                    --------------

Regular Account Minimum:  $2,500          Regular Account Minimum:  $100          All requests to sell shares from
($1,000 for AIP accounts)                 ($100 for AIP accounts)                 IRA accounts must be in writing.
Retirement Account Minimum:  $2,500       Retirement Account Minimum:  None
($2,000 for Education IRAs)

In Writing                                In Writing                              In Writing
----------                                ----------                              ----------
Complete the application.                 Complete the detachable investment slip Write a letter of instruction from your account statement, or if the  that includes:
                                          slip is not available, include a note   - your name(s) and signature(s)
                                          specifying the Fund's name, your        - your account number
                                          account number and the name on the      - the Fund's name
                                          account.                                - the dollar amount you want to
                                                                                    sell
                                                                                  Proceeds will be sent to the
                                                                                  address of record unless
                                                                                  specified in the letter and
                                                                                  accompanied by a signature
                                                                                  guarantee.

Mail your application along with your     Mail the slip, along with your check*   Mail your letter to:
check* made payable to "Fort Pitt Capital made payable to "Fort Pitt Capital
Total Return Fund" to:                    Total Return Fund" to:

Fort Pitt Capital Total Return Fund       Fort Pitt Capital Total Return Fund     Fort Pitt Capital Total Return
c/o U.S. Bancorp Fund Services, LLC       c/o U.S. Bancorp Fund Services, LLC         Fund
P.O. Box 701                              P.O. Box 701                            c/o U.S. Bancorp Fund Services,
Milwaukee, WI  53201-0701                 Milwaukee, WI  53201-0701                   LLC
                                                                                  P.O. Box 701
For overnight mail, use the                                                       Milwaukee, WI  53201-0701
following address:

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
615 E.Michigan St
Milwaukee, WI 53202


By Telephone**                            By Telephone**                          By Telephone**
--------------                            --------------                          --------------
If your bank is a member of Automated     If you have not already completed the   When you are ready to sell
Clearing House (ACH), your account can be portion of the application related to   shares, call 1-866-688-8775 and
set up with the ACH feature.  Complete    telephone purchases, call               select how you would like to
the portion on the Shareholder            1-866-688-8775 to obtain an             receive the proceeds:
Application related to telephone          application.  After the request is      - Mail check to the address of
purchases.                                completed, call to request the amount   record
                                          to be transferred to your account.      - Mail check to a previously
                                                                                  designated alternate address
                                                                                  - Wire funds to a domestic
                                                                                  financial institution
                                                                                  - Transfer funds electronically
                                                                                  via ACH

By Wire                                   By Wire                                 By Wire
-------                                   -------                                 -------
To open an account by wire, call          To make additional investments by       To be sure the Fund has your
1-866-688-8775 to notify the Fund of the  wire, call 1-866-688-8775 to notify     bank account information on
incoming wire using the wiring            the Fund of the incoming wire using     file, if you wish to redeem
instructions below:                       the wiring instructions to the          shares by wire, call the Fund
                                          left.                                   at 1-866-688-8775 to specify the
                                                                                  amount of money you are
                                                                                  requesting. Proceeds will be
U.S. Bank, N.A.                                                                   wired to your bank. There is a
777 E. Wisconsin Avenue                                                           $15.00 wire fee charged for
Milwaukee, WI  53202                                                              this service.
ABA #:  075000022
Credit: U.S. Bancorp Fund Services
Account #:  112-952-137
Further Credit: Fort Pitt Capital
Funds, Fort Pitt Capital Total Return Fund
(your name or the title on the account)
(your account #)

Automatically                             Automatically                           Automatically
-------------                             -------------                           -------------
Automatic Investment Plan- Indicate on    For All Services - Call us to request a Systematic Withdrawal Plan -
your application which automatic          form to add any automatic investing     Call us to request a form to add
service(s) you want.  Complete and return service.  Complete and return the form  the Plan. Complete the form,
your application with your investment.    along with any other required           specifying the amount and
                                          materials.                              frequency of withdrawals you
                                                                                  would like. Be sure to maintain
                                                                                  an account balance of $5,000 or
                                                                                  more.



----------------------------------------- --------------------------------------- --------------------------------

* All checks should be in U.S. Dollars and drawn on U.S. banks. If your check is returned for any reason, you will be charged a $25 check return fee by the Fund and will be responsible for any losses suffered by the Fund as a result. The Fund will not accept payment in cash, including cashier's check or money orders, unless the cashier's checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.
** Unless you have instructed us otherwise, only one account owner needs to call in redemption requests. All telephone calls are recorded for your protection and reasonable procedures are taken to verify the identity of the caller (such as providing your account number and taxpayer identification number). If such measures are followed to ensure against unauthorized transactions, neither the Trust, the Advisor, the Fund's transfer agent nor the distributor will be responsible for any losses. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by the telephone. The Fund reserves the right to refuse a request to sell shares by wire or telephone if it is believed the request was not received in good order. Procedures for selling shares of the Fund by wire or telephone may be modified or terminated at any time.


                     MARKETING AND DISTRIBUTION ARRANGEMENTS

The Fund's shares are offered directly from the Fund and through certain financial supermarkets and retirement plans, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals. The shares are offered and sold without any sales charges imposed by the Fund or Quasar Distributors, LLC, the Fund's distributor ("Distributor").

Investment professionals who offer the Fund's shares generally are paid separately by their individual clients. If you invest through a third party, you may be charged transaction fees or be subject to a set of different minimum investment amounts.

On December 31, 2001, the Board of Trustees approved a distribution agreement (the "Prior Distribution Agreement") with the Distributor. Due to an administrative oversight, the Distribution Agreement has since lapsed. Despite the lapse, the Distributor has continued to provide the Fund with uninterrupted services. On March 1, 2004, the Board intends to consider approval of a new distribution agreement (the "New Distribution Agreement") that is substantially identical in all material respects to the Prior Distribution Agreement.

The Fund intends to adopt a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Board of Trustees had previously adopted a Distribution Plan (the Prior Distribution Plan) which had an initial term of one year ending December 31, 2002, and could have been extended annually thereafter by the approval of a majority of the Fund's Board of Trustees, including a majority of the Independent Trustees. Following the initial one-year term, the Board should have reviewed and approved the Prior Distribution Plan at the December 2002 annual meeting. Although approval of the Prior Distribution Plan was not listed as an agenda item at the December 2002 annual meeting, and therefore was not obtained, the Board's intent, nonetheless, was to renew its approval of the Prior Distribution Plan for the next year.

As originally adopted, the Fund did not intend to implement the Prior Distribution Plan or authorize any payments under the Prior Distribution Plan until the Fund had sufficient operating history to warrant such implementation. However, in order to avoid the economic burden to Fund shareholders that would arise should the Fund wish to implement the a distribution plan (by requiring approval by the Fund's shareholders), the Board intended to renew the Prior Distribution Plan until such time as the Board should determine that it is in the Fund's best interest to make payments under a distribution plan. While the Prior Distribution Plan was in effect, the Board did not decide that implementation of the Prior Distribution Plan was in the best interests of Fund shareholders, and no payments were made under the Prior Distribution Plan. The Board believes that but for the administrative oversight, the Prior Distribution Plan would have been renewed.

Neither a distribution plan nor any related agreements can take effect until approved by a majority vote of both (i) all the Trustees and the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on the distribution plan and the related agreements and (ii) the shareholders of the Fund.

At a meeting on March 1, 2004, the Board intends to meet to consider approving a new distribution plan (the "New Distribution Plan") that is identical in all material respects to the Prior Distribution Plan that lapsed on December 31, 2002. If and when approved, the Board will then submit the New Distribution Plan to Fund shareholders for approval.

If the New Distribution Plan is approved and implemented, the Fund would reimburse the Distributor or others for amounts spent in connection with the sales and distribution of its shares or for shareholder servicing activities. Distribution activities include the preparation, printing and mailing of prospectuses, shareholder reports and sales materials for marketing purposes, marketing activities, advertising and payments to brokers or others who sell shares of the Fund. Shareholder servicing activities include ongoing maintenance and service of shareholder accounts for the Fund, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The maximum amount that the Fund would pay is 0.25% per year of the average daily net assets of the Fund. Because these fees would be paid out of the Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. If the Board of Trustees determines it is in the Trust's best interests to begin charging the Fund fees under the Distribution Plan, the fees would primarily be used to compensate the Distributor and mutual fund supermarkets or retirement plan recordkeepers for their activities on behalf of the Fund and its shareholders.

U.S. Bancorp Fund Services, LLC serves as the administrator, transfer agent, and dividend disbursing agent for the Fund. The Fund may also compensate other parties who provide transfer agency services in addition to those provided by U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as the custodian for the Fund.


                           DISTRIBUTIONS AND TAXATION

The Fund will distribute substantially all dividends derived from net investment income and net capital gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The amount of any distribution could vary, and there is no guarantee the Fund will make distributions. Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. Additionally, if the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV and to reinvest all subsequent distributions. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV.

Distributions made by the Fund are taxable to most investors (unless the investment is in an IRA or qualified retirement plan or account), whether received in cash or reinvested in additional shares. Dividends derived from net investment income and short-term capital gains are taxed as ordinary income. Derivatives derived from long-term capital gains are taxed as such, regardless of how long you own your shares of the Fund. The tax status of distributions made to you, whether ordinary income or long-term capital gain, will be detailed in your annual tax statement that the Fund will send to you. Distributions declared in December, but paid in January are taxable as if they were paid in December. If you invest in the Fund shortly before it makes a distribution, a portion of your investment may be returned to you in the form of a taxable distribution.

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you: (i) provide your correct social security or taxpayer identification number; (ii) certify that this number is correct; (iii) certify that you are not subject to backup withholding; and (iv) certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of your taxable distributions or redemption proceeds for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

A redemption or exchange of Fund shares is a taxable event and may result in a capital gain or loss to you if you are subject to tax. For tax purposes, an exchange of Fund shares for shares of the First American Prime Obligations Fund is the same as a redemption. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. In addition, distributions from the Fund or gains from the sale or exchange of Fund shares may be subject to state or local taxes.

Because everyone's tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences.


                              FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge upon request.

                                                    Fiscal Year      December 31, 2001*
                                                       Ended              through
                                                  October 31, 2003    October 31, 2002
                                                  ------------------ --------------------

Net asset value, beginning of period                  $   9.35           $  10.00
                                                      --------           --------

Income (loss) from investment operations:
Net investment income                                     -#                 0.03
Net realized and unrealized gain (loss) on                2.66              (0.68)
                                                      --------           --------
investments
     Total from investment operations                     2.66              (0.65)
                                                      --------           --------

Less distributions:
Dividends from net investment income                     (0.03)              -
Distributions from net realized gains                     -                  -
                                                      ---------          --------
     Total distributions                                 (0.03)              -
                                                      --------------     --------

Net asset value, end of period                        $  11.98           $   9.35
                                                      ========           ========

Total return(1)                                          28.52%          (6.50%)(2)

Supplemental data and ratios:
Net assets, end of period                             $16,619,610        $  8,918,779
Ratio of net expenses to average net assets:
     Before expense reimbursement and waivers             2.17%              5.97%(3)
     After expense reimbursement and waivers              1.50%              1.50%(3)
Ratio of net investment income (loss) to
average net assets:
     Before expense reimbursement and waivers            (0.60%)            (3.69%)(3)
     After expense reimbursement and waivers              0.07%              0.78%(3)
Portfolio turnover rate                                   31%                 21%(2)

*    Commencement of operations.
#    Amount is less than $0.01 per share.
(1)  Total return reflects reinvested  dividends but does not reflect the impact of taxes.
(2)  Not annualized.
(3)  Annualized.



                            NOTICE OF PRIVACY POLICY

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

     o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.


FORT  PITT  CAPITAL  TOTAL  RETURN   FUND
c/o  U.S.   Bancorp  Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1 (866) 688-8775
                               INVESTMENT ADVISOR
                          Fort Pitt Capital Group, Inc.
                                790 Holiday Drive
                               Foster Plaza Eleven
                         Pittsburgh, Pennsylvania 15220

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                        ADMINISTRATOR, FUND ACCOUNTANT &
                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                                 Metz Lewis LLC
                          11 Stanwix Street, 18th Floor
                         Pittsburgh, Pennsylvania 15222

                                    AUDITORS
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                      Philadelphia, Pennsylvania 19103-3638

                             ADDITIONAL INFORMATION
A Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by calling or writing the Fund, c/o U.S. Bancorp Fund Services, LLC at the address shown above. You also may call the toll-free number shown above to request other information about the Fund and to make other shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC, or by visiting the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room.

                                       Investment Company Act File No: 811-10495






                       FORT PITT CAPITAL TOTAL RETURN FUND






                             FORT PITT CAPITAL FUNDS
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                1 (866) 688-8775






                       STATEMENT OF ADDITIONAL INFORMATION
                               Dated March 1, 2004







     This Statement of Additional Information (SAI) relates to the Fort Pitt Capital Total Return Fund (the "Fund"), which is a series of Fort Pitt Capital Funds, a registered open-end management investment company commonly known as a mutual fund. This SAI is not a Prospectus and should be read only in conjunction with the Prospectus for the Fund dated March 1, 2004. The Prospectus, which contains the basic information you should know before investing in the Fund, may be obtained by writing or calling the Fund at the address and number shown above.

     The Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated into this SAI by reference to the Fund's October 31, 2003 Annual Report as filed with the Securities and Exchange Commission.



                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................3


ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS............................3


INVESTMENT RESTRICTIONS.......................................................13


ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES..............................14


MANAGEMENT OF THE TRUST.......................................................17


INVESTMENT ADVISOR AND ADVISORY AGREEMENT.....................................20


CODE OF ETHICS................................................................22


PROXY VOTING POLICIES.........................................................23


Anti-Money Laundering Program.................................................24


SERVICE AGREEMENTS............................................................24


PORTFOLIO TRANSACTIONS AND TURNOVER...........................................27


SHARES OF BENEFICIAL INTEREST.................................................28


DIVIDENDS.....................................................................29


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES.............................29


CALCULATION OF INVESTMENT PERFORMANCE DATA....................................31


FINANCIAL STATEMENTS..........................................................33


APPENDIX......................................................................35





GENERAL INFORMATION

     The Fund is a series of Fort Pitt Capital Funds, a statutory trust organized in the state of Delaware on August 17, 2001 (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue multiple series and classes of shares. Each series represents interests in a separate portfolio of investments. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001. The Fund is currently the sole series of the Trust and is classified as a "diversified" series, as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The Fund's investment goal is long-term capital appreciation and income. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments. The Fund's investment goal is not fundamental, and therefore may be changed in the future by action of the Board of Trustees (or "Board") of the Trust. Shareholders would not be asked to vote on any change in the investment goal, but would receive ample advance written notice of any such change.

     The Fund's Prospectus outlines the principal investment strategies of the Fund. The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment information set forth in the Fund's Prospectus, and includes some information about strategies that are not considered to be principal investment strategies. The investment practices described below, except for the discussion of the Fund's fundamental investment restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders. In seeking to meet the investment goal of the Fund, the Fund's investment advisor, Fort Pitt Capital Group, Inc. (the "Advisor"), may cause the Fund to invest in securities whose characteristics are consistent with the Fund's investment goal. The securities in which the Fund may invest include those described below.

Common and Preferred Stock

     Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Common stock is a principal investment of the Fund.

Convertible Securities

     Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment goal and policies.

Debt Securities

     Debt securities purchased by the Fund will consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by Standard and Poor's ("S&P"), or Baa or higher by Moody's Investors Services ("Moody's") or determined to be of comparable quality by the Advisor if the security is unrated. Convertible debt obligations will be rated A or higher by S&P or A or higher by Moody's or determined to be of comparable quality by the Advisor if the security is unrated. Bonds in the lowest investment grade category (BBB by S&P or Baa by Moody's) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Fixed income securities (primarily U.S. obligations) are principal investments of the Fund. See the Appendix to this Statement of Additional Information.

Warrants and Rights

     The Fund may invest in warrants; however, not more than 10% of the Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, certain written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. The Fund's illiquid investments may include privately placed securities which are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"). Sales of privately placed securities are made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Rule 144A Securities

     The Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the 1933 Act. The Board of Trustees of the Trust has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could affect the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, the Board of Trustees and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

When Issued, Delayed Delivery Securities and Forward Commitments

     The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian bank cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

American Depositary Receipts

     The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are "sponsored" or "unsponsored." "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country or source, which will have the effect of reducing the income distributable to shareholders.

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Funds may also each invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, zero-coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATs and TIGRs, which are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

Bank Obligations

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Foreign Securities

     The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its net assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there are no such limits). Although the Fund may invest up to 10% of its net assets in foreign securities, the Advisor typically invests only a small portion of the Fund's portfolio in such securities, if at all.

     There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by U.S. corporations.

     Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers, and listed corporations than exist in the United States. The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries.

Foreign Currency Transactions

     The Fund may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Advisor believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

     The Fund may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's foreign securities or will prevent loss if the prices of such securities should decline.

Loans of Portfolio Securities

     The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the U.S. Securities and Exchange Commission (the "SEC") thereunder, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, and will be subject to review by the Board of Trustees. The Fund will not lend portfolio securities with a value in excess of 33 1/3% of the value of its total assets.

     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

Borrowing

     The Fund may borrow money for temporary or other emergency purposes, or to increase it portfolio holdings of securities. The Fund may borrow as a temporary measure to facilitate redemptions subject to the fundamental investment restriction described below under the heading "Investment Restrictions." The Fund will not borrow money in excess of 33 1/3% of the value of its total assets. The Fund has no intention of (i) leveraging any of its assets or (ii) increasing its net income through borrowing. Any borrowings will have the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Futures

     The Fund may enter into contracts for the purchase or sale for future delivery of securities. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price and future date. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

     The Fund may enter into futures contracts and engage in options on futures to the extent that no more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund's assets.

     The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. Although futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

     The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates will decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

     The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund considers over-the-counter options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities. The Fund may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes. In addition, the Fund will only engage in option transactions (other than index options) to the extent that no more than 25% of its total assets are subject to obligations relating to such options.

     Purchasing Call Options - The Fund may purchase call options on securities. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

     The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event it would realize a capital loss which will be short-term unless the option was held for more than one year.

     Covered Call Writing - The Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment goal. The advantage to the Fund of writing covered calls is that it receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same fund as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Put Options - The Fund may purchase put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

     A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Writing Put Options - The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian segregated assets in an amount not less than the exercise price of the option at all times during the option period. The amount of segregated assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

     Straddles - The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Index Options

     The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale transactions for hedging purposes. The Fund may purchase call options on broad market indices to temporarily achieve market exposure when the Fund is not fully invested. The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in value of heavily weighted industries in the Fund's portfolio. Put options on stock indices may be used to protect the Fund's investments in the case of a major redemption. While the option is open, the Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

     Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier").

Risks of Options

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     The Fund's purchases of options on indices will subject them to the following risks described below. First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close put options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     Third, if the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Temporary Investments

     Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with the Fund's investment goals are not immediately available. Under these circumstances, the Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets. Cash equivalents include investments such as U.S. Government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. The Fund also may have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable. In addition, the Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor believes changes in economic, financial or political conditions make it advisable.

     Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody's or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

Repurchase Agreements

     When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

     In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will segregate cash, U.S. Government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the repurchase price. Any assets held in any segregated securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily.

     A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings and as such, are subject to the same investment limitations.

Other Investments

     The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment goal and that it would not violate any fundamental investment policies or restrictions.


INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions:

     The Fund has adopted the following fundamental investment restrictions which cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

     Concentration: The Fund may not concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

     Borrowing: The Fund may not borrow money, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     Senior Securities: The Fund will not issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

     Underwriting: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

     Real Estate: The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein (including real estate investment trusts), or investing in securities that are secured by real estate or interests therein.

     Commodities: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving financial instruments, such as financial futures contracts and options thereon or investing in securities that are secured by physical commodities.

     Lending: The Fund may not make loans if, as a result, the amount of the Fund's assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that the Fund may (i) purchase or hold debt instruments, loan participations and/or engage in direct corporate loans in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities to broker/dealers or institutional investors. The fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

     Diversification: The Fund may not purchase the securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment
(a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the
Fund's  total  assets  may be  invested  without  regard  to  such  5%  and  10%
limitations.

     Other Investment Companies: The Fund will not invest in the securities of other investment companies, except as permitted under the 1940 Act, as amended.


ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     You may purchase shares of the Fund without any sales charge directly from the Fund, and through certain investment advisors, financial planners, brokers, dealers or other investment professionals or through fund supermarkets or retirement plans. Shares of the Fund are offered on a continuous basis by Quasar Distributors, LLC, the Fund's distributor ("Distributor"). Other persons may receive compensation for their marketing and shareholder servicing activities.

     The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The minimum initial investment is $2,500 and additional investments must total at least $100. The minimum initial investment for qualified retirement accounts is $2,500 ($2,000 for Education IRAs) and there is no minimum for subsequent investments in these accounts. The Fund may also change or waive its policies concerning minimum investment amounts at any time.

     The Fund does not intend to issue certificates representing shares purchased. You will have the same rights of ownership with respect to such shares as if certificates had been issued.

     You may buy shares at the Fund's net asset value ("NAV") per share, which is calculated as of the close of the New York Stock Exchange ("NYSE") (usually 4:00 P.M. Eastern time) every day the exchange is open. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. Expenses and fees of the Fund, including management, distribution and shareholder servicing fees, are accrued daily and taken into account for the purpose of determining the NAV.

     An example of how the Fund calculated its total offering price per share as of October 31, 2003 is as follows:

              Net Assets
     ----------------------------------   =        Net Asset Value Per Share
          Shares Outstanding


             $ 16,619,610
     ----------------------------------   =                  $11.98
               1,387,080


     Cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to reflect the contract's market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time.

     When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $25.00 charge against your account for each returned item. All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Selling Shares

     Shares of the Fund may be redeemed on any business day that the Fund calculates its NAV. The sale price will be the next NAV calculated after your order is accepted by the Fund's transfer agent, or by certain third parties who are authorized to accept redemption requests on the Fund's behalf. No fees are imposed by the Fund when shares are sold, except that shares of the Fund sold after being held for less than six months may be subject to a redemption fee (payable directly to the Fund) of 2.00% of the sale proceeds. There is a $15.00 fee that the Fund's custodian bank may assess if you choose to redeem shares by a bank wire transfer. This fee is subject to change. You may receive your sale proceeds by check, wire transfer, or electronic funds transfer ("EFT").

     You may sell your shares by giving instructions to the Fund's transfer agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege. The Fund may suspend a shareholder's right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

     Certain written requests to sell shares require a signature guarantee. For example, a signature guarantee may be required if you sell shares worth $10,000 or more if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. A signature guarantee is used to help protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Signature guarantees must appear together with the signature(s) of the registered owner(s), on: (1) a written request for redemption; or (2) a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers).

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the custodian bank has completed collection of the purchase check. Also, redemption requests for accounts for which purchases were made by wire may be delayed until the Fund receives a completed application for the account. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC, or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund is not reasonably practicable.

     Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

     If dividend checks are returned to the Fund marked "unable to forward" by the postal service, the Fund will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at NAV until the Fund receives new instructions.

     If mail is returned as undeliverable or the Fund is unable to locate you or verify your current mailing address, the costs of any efforts to find you may be deducted from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

     Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

     The Fund also reserves the right to make a "redemption in-kind" if the amount you are redeeming is large enough to affect Fund operations or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund's assets. When the Fund makes a "redemption in-kind" it pays the redeeming shareholder in portfolio securities rather than cash. A redemption in-kind is a taxable transaction to the redeeming shareholder. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities is described above. Such valuation will be made as of the same time the redemption price is determined.

     If the value of your account falls below $1,000, the Fund may mail you a notice requesting that you increase your balance. If your account value is still below $1,000 60 days after receipt of such request, the Fund may automatically close your account and send you the proceeds. You will not be charged a redemption fee if your account is closed for this reason.


MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders. The Trustees are responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Trustees appoint the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. The Board consists of five individuals, three of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act (the "Independent Trustees"). The names and business addresses of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.


-------------------------- ------------ ------------- ------------------------------ ------------ -------------
                                                                                         # of
                                                                                      Portfolios
                                          Term of                                       in Fund      Other
                            Position(s)  Office and                                     Complex   Directorships
                             Held with   Length of      Principal Occupation During   Overseen by    Held by
   Name, Address and Age     the Fund   Time Served           Past Five Years           Trustee      Trustee
-------------------------- ------------ ------------- ------------------------------ ------------ -------------
                                                 Independent Trustees
---------------------------------------------------------------------------------------------------------------

Peter R. Andersen          Trustee      Indefinite    Retired.  Formerly Senior Vice       1           None
c/o Fort Pitt Capital                   Term; Since   President, Federated Research
Group, Inc.                             December      Corporation (an investment
790 Holiday Drive                       2001          manager).
Foster Plaza Eleven
Pittsburgh, PA 15220
Age 71

Robert J. Dickson          Trustee      Indefinite    Vice President-Finance and           1           None
c/o Fort Pitt Capital                   Term; Since   CFO, TRACO (a manufacturer &
Group, Inc.                             December      distributor of windows, doors,
790 Holiday Drive                       2001          etc.) 2001-2003; Formerly Vice
Foster Plaza Eleven                                   President & Treasurer,
Pittsburgh, PA 15220                                  Carpenter Technology Corp. (a
Age 53                                                manufacturer of specialty
                                                      metals); Formerly Senior Vice
                                                      President & Chief Financial
                                                      Officer, Dynamet, Inc. (a
                                                      titanium processor).

Ronald V. Pelligrini, M.D. Trustee      Indefinite    Chief of Adult Cardiothoracic        1           None
c/o Fort Pitt Capital                   Term; Since   Surgery, UPMC - Presbyterian
Group, Inc.                             December      Hospital (July 2002-Present);
790 Holiday Drive                       2001          Formerly President, Three
Foster Plaza Eleven                                   Rivers Cardiac Institute, Inc.
Pittsburgh, PA 15220                                  (cardiothoracic surgeon
Age 66                                                medical practice) (1975-2002).

                                           Interested Trustees and Officers
---------------------------------------------------------------------------------------------------------------

Douglas W. Kreps*          Trustee,     Indefinite    Managing Director (2003 to           1           None
Fort Pitt Capital          Executive    Term; Since   present), Chief Operating
Group, Inc.                Vice         December      Officer of Fort Pitt Capital
790 Holiday Drive          President &  2001          Group, Inc. (1995-2003).
Foster Plaza Eleven        Secretary
Pittsburgh, PA 15220
Age 35

Thomas P. Bellhy*          Trustee,     Indefinite    Retired (2003), Formerly             1           None
Fort Pitt Capital          Chairman &   Term; Since   President & Managing Director
Group, Inc.                President    December      of Fort Pitt Capital Group,
790 Holiday Drive                       2001          Inc. (1995-2003).
Foster Plaza Eleven
Pittsburgh, PA 15220
Age 46

Charles A. Smith           Executive    Indefinite    Chief Investment Officer of         N/A          N/A
Fort Pitt Capital          Vice         Term; Since   Fort Pitt Capital Group, Inc.
Group, Inc.                President &  December      (1995-present).
790 Holiday Drive          Treasurer    2001
Foster Plaza Eleven
Pittsburgh, PA 15220
Age 44

* These Trustees are deemed to be "interested persons" of the Trust as defined by the 1940 Act. Each Trustee is deemed to be interested because of his relationship to the Fund's investment advisor.

Board Committees

The Board of Trustees has a standing Nominating Committee consisting of Peter R. Andersen, Robert T. Dickson and Ronald V. Pelligrini, M.D., all of whom are Independent Trustees. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. However, the Nominating Committee anticipates that it will be able to identify a list of qualified candidates from its own resources. The Nominating Committee did not have any reason to meet during the past fiscal year ended October 31, 2003.

The Board of Trustees has a standing Audit Committee consisting of Peter R. Andersen, Robert T. Dickson and Ronald V. Pelligrini, M.D., all of whom are Independent Trustees. The Audit Committee reviews the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews the audit and non-audit work of the Trust's independent auditors, and submits a recommendation to the full Board as to the selection of the independent auditors. The Audit Committee met twice during the last fiscal period year October 31, 2003.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee has not yet had reason to meet. Mr. Bellhy and Mr. Kreps comprise the Valuation Committee.

Trustee Ownership of Fund Shares

As of January 31 2004, the officers and Trustees of the Trust owned the following amounts in the Fund:

                         -----------------------------------------
                                    Amount Invested Key

                                     A. NONE
                                     B. $1-$10,000
                                     C. $10,001-$50,000
                                     D. $50,001-$100,000
                                     E. over $100,000
                         -----------------------------------------

------------------------------------------------------------------------------------------
                                Dollar Range of Fund Shares Owned

                                                       Aggregate Dollar Range of Equity
                                   Fort Pitt      Securities in all Registered Investment
                             Capital Total Return Companies Overseen by Trustee in Family
Name                                 Fund                  of Investment Companies*
------------------------------------------------------------------------------------------

Independent Trustees

Peter R. Andersen                     -                               -
Robert J. Dickson                     -                               -
Ronald V. Pelligrini, M.D.            E                               E

Interested Trustees

Douglas W. Kreps                      E                               E
Thomas P. Bellhy                      D                               D
Charles A. Smith                      E                               E
------------------------------------------------------------------------------------------


Compensation

For their service as Trustees of the Trust, the Independent Trustees receive $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their service as Trustees. These compensation amounts will remain in place until changed by the Board of Trustees with specific approval by the majority of Independent Trustees. The members of the Trust's Board of Trustees received the following compensation for the past fiscal period ended October 31, 2003:



                                                                                                   Total
                                                                                                Compensation
                                    Aggregate       Pension or Retirement      Estimated       from Fund and
                                Compensation From    Benefits Accrued as    Annual Benefits    Fund Complex**
   Name of Person/Position          the Fund*       Part of Fund Expenses   Upon Retirement   Paid to Trustees
   -----------------------          ---------       ---------------------   ---------------   ----------------
Thomas P. Bellhy,
Chairman, President, and               None                  None                 None              None
Trustee

Douglas W. Kreps,
Executive Vice-President;              None                  None                 None              None
Secretary, and Trustee

Peter R. Andersen
Independent Trustee                   $2,000                 None                 None             $2,000

Robert T. Dickson
Independent Trustee                   $1,500                 None                 None             $1,500

Ronald V. Pelligrini, M.D.
Independent Trustee                   $2,000                 None                 None             $2,000

*    These  figures  represent  payments from the Fund for the fiscal year ended
     October 31, 2003. ** The "Fund Complex" includes only the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of January 31, 2004, the following shareholder owned of record or beneficially more than 5% of the Fund's outstanding shares.

------------------------------- ------------------------ -----------------------
       Name and Address               % Ownership            Type of Ownership
------------------------------- ------------------------ -----------------------
Charles Schwab
101 Montgomery Street                   88.15%                    Record
San Francisco, CA 94104
------------------------------- ------------------------ -----------------------

Management Ownership

     As of January 31, 2004, the Officers and Trustees of the Trust, as a group, owned of record or beneficially 3.12% of the Fund.

Independent Trustee Interest in the Investment Advisor, Principal Underwriter or Affiliates

     As of December 31, 2003, neither the Independent Trustees nor members of their immediate families owned securities beneficially or of record in the Fund's investment advisor, principal underwriter or any affiliate of the investment advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $60,000, in the Fund's investment advisor, principal underwriter or any of their affiliates. Furthermore, during the two most recently completed calendar years (i.e., since December 31, 2001), neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Fund's investment advisor, principal underwriter or any affiliate thereof were a party.

INVESTMENT ADVISOR AND ADVISORY AGREEMENT

     The Advisor's principal offices are located at 790 Holiday Drive, Foster Plaza Eleven, Pittsburgh, PA 15220. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The Advisor is an independent, privately-owned firm. Its stockholders consist of Charles A. Smith, Douglas W. Kreps, Theodore M. Bovard, Michael Blehar and Arlene Hoebler. None of the shareholders of the Advisor own a "controlling" interest in the firm, as that term is defined in the 1940 Act.

     The Advisor, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment goal, policies and restrictions as set forth in its prospectus, this SAI and the resolutions of the Trustees. The Advisor is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Advisor also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request. To protect the Fund, the Advisor and its officers, directors and employees are covered by fidelity insurance. The Advisor pays all expenses incurred by it in connection with its activities except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Advisor are not exclusive, and the Advisor is free to perform similar services for others.

     Section 15 of the 1940 Act requires that the Fund's investment advisory agreement be in writing and be approved initially by both (1) the Fund's Board of Trustees (including a majority of the Independent Trustees) and (2) the Fund's shareholders. Such agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the Fund's Board of Trustees, including a majority of its Independent Trustees. In the event that the Trustees fail to approve the Fund's investment advisory agreement at least annually, such agreement must automatically lapse. As a result, the Fund would no longer have valid a management agreement and would need to arrange for a new agreement to be adopted by the Trustees and the Fund's shareholders, as required by Section 15 of the 1940 Act.

     At the time of the Fund's commencement of operations on December 31, 2001, the Trust, on behalf of the Fund, entered into an investment advisory agreement with the Advisor (the "Initial Advisory Agreement"). Section 15 of the 1940 Act and the terms of the Initial Advisory Agreement required that, following the Initial Advisory Agreement's two-year term, the continuation of the Initial Advisory Agreement had to be approved on an annual basis by a majority of the Trustees, including a majority of Independent Trustees.

     The Trustees held an annual in-person meeting in December 2002 to consider a number of approvals on behalf of the Fund. However, because the Initial
Advisory  Agreement  had a  two-year  term,  the annual  renewal of the  Initial
Advisory Agreement was not considered by the Trustees at the December 2002 annual meeting. In turn, because the approval of the Initial Advisory Agreement was not listed as an agenda item at the December 2002 annual meeting, an administrative oversight occurring during the preparation of the December 2003 annual meeting agenda resulted in the proposed renewal not being listed on that agenda. The Board therefore did not consider renewing the Initial Advisory Agreement at the December 2003 in-person meeting. As a result, the Initial Advisory Agreement inadvertently lapsed on December 31, 2003.

     Having determined that the Fund is without a valid investment advisory agreement, the Trust's Board of Trustees is meeting to consider approving a new advisory agreement (the "New Advisory Agreement") substantially identical in all material respects to the Initial Advisory Agreement that lapsed. The Board will hold a special meeting on March 1, 2004 to consider approving the New Advisory Agreement and the submission of the New Advisory Agreement to the Funds' shareholders for their approval.

     In considering the approval of a New Advisory Agreement on behalf of the Fund the Board of Trustees, including the Independent Trustees, will look at several factors, including:

     a) the nature and quality of the services to be provided by the Advisor to the Fund;
     b) the appropriateness of the fees expected to be paid by the Fund to the Advisor;
     c)   the level of Fund  expenses;
     d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and
     e)   the nature of the Fund's investments.

     In addition, because consideration of the New Advisory Agreement will be occur as a result of the automatic termination of the Initial Investment Advisory Agreement due to an administrative oversight, the Board of Trustees, including the Independent Trustees, will take into consideration, among other things: (a) the fact that the material terms (including fees) of the New Advisory Agreement will remain unchanged from the Initial Advisory Agreement;
(b) the Advisor's key investment personnel will not change; and (c) the Advisor's investment strategy and style will remain unchanged with respect to the Fund's management.

     Under the Initial Advisory Agreement, the Fund was obligated to pay the Advisor a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The fee was computed at the close of business on the last business day of each month in accordance with the Advisory Agreement. The Advisor contractually agreed to waive its advisory fee or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total operating expenses of the Fund did not exceed 1.50% of average daily net assets through December 31, 2003. To the extent that the Advisor waived fees or made payments to limit Fund expenses, the Advisor could seek to recoup such waived fees or expense payments after this practice was discontinued. The advisory fees accrued for the Fund for the two prior fiscal periods ended October 31 are shown below.

                                              2003                2002*
                                       -------------------- -------------------
Total Advisory Fees Accrued               $ 122,306            $  38,739
Fees Waived/Expenses Absorbed                81,702              173,152
                                          ---------              -------
Total Fees paid to Advisor                $  40,604            $       0
                                          =========            =========

*    Reflects the fiscal period January 1, 2002 through October 31, 2002.

     Despite the inadvertent expiration of the Initial Advisory Agreement, the Advisor has continued to provide the Fund with uninterrupted investment management services called for under the Initial Advisory Agreement. From January 1, 2004 until January 31, 2004, the Fund has compensated the Advisor for these services in an amount equal to 1.00% of the Fund's average daily net assets. During this same period the Advisor has also continued to honor its expense-limitation commitments to the Fund under the Expense Waiver Agreement. The Fund's payment of the Advisor's fees for January 2004 was made under the belief that the Advisor's services were being performed according to a valid Initial Advisory Agreement. Promptly following the discovery of the inadvertent expiration of the Initial Advisory Agreement in February 2004, the Funds' payment of fees to the Advisor was stopped, and such fees have been retained by the Fund (booked as payable) pending the outcome of an upcoming shareholder meeting called to consider approval of the New Advisory Agreement.

     For the period January 1, 2003 through January 31, 2004, the investment advisory fees paid by the Fund and applicable fee waivers were as follows:

                   Total Advisory Fees Accrued               $16,340
                   Fees Waived/Expenses Absorbed             $ 3,353
                                                             -------
                   Total Fees paid to Advisor                $12,987
                                                             =======
                   --------------------------------------------------

CODE OF ETHICS

     The Fund, the Advisor and the Fund's principal underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that governs the conduct of employees of the Fund, the Advisor, and the Fund's principal underwriter who may have access to information about the Fund's securities transactions. The Code of Ethics recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Code of Ethics requires the pre-clearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other clients of the Advisor; and contains prohibitions against personal trading in initial public offerings. Violations of the Code of Ethics are subject to review by the Trustees and could result in severe penalties.


PROXY VOTING POLICIES

     The Board has adopted proxy voting policies and procedures ("Policies") on behalf of the Fund that delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, its proxy voting guidelines used pursuant to the Policies, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest and any material deviations from the guidelines. It is the policy of the Advisor to consider the guidelines when voting Fund proxies, though all proxy issues are considered on their own merits and voting decisions may take into account particular circumstances of the issuer. Matters not covered by the Advisor's guidelines are referred to the Fund's Board of Trustees for consideration. The Advisor has also established a Proxy Committee responsible for maintaining the Policies, including the Advisor's proxy voting guidelines.

     Certain of the Advisor's proxy voting guidelines are summarized below:

o In the area of individual securities management, mergers, acquisitions, divestitures and the like, the Advisor will judge each proposal on its merits keeping in mind the best interest of Fund shareholders, however, the Advisor generally votes for proposals that enhance shareholder rights and against proposals that tend to limit shareholder rights;
o    With  respect to  corporate  takeover  defenses  and related  actions,  the
     Advisor generally votes in favor of proposals that enhance the shareholders' bargaining position;
o With respect to changes in compensation plans, because the Advisor recognizes that companies need to provide competitive compensation, it will generally vote for proposals that provide incentive-based compensation and against proposals that do not;
o Regarding changes in corporate structure and capitalization, the Advisor generally supports actions that enable companies to gain better access to capital markets, but will generally vote against proposals that appear to entrench management and that do not provide economic value to shareholders.

     Although many proxy proposals can be voted in accordance with the guidelines established by the Proxy Committee, some proposals will require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.

Conflicts of Interest

     In the event that a proposal raises a material conflict of interest between the Advisor and the Fund, the Advisor will consult the Board of Trustees of the Fund and will abide by their recommendation with respect to the proposal, which may include, among other things; following the Board's voting recommendation, abstaining, or following the recommendation of an independent third party.


More Information

     The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 866-688-8775 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by at 866-688-8775 and will be sent within three business days of receipt of a request.


ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


SERVICE AGREEMENTS

     As more fully described below, the Trust has entered into a number of agreements with U.S. Bancorp Funds Services, LLC ("USBFS") a Wisconsin limited liability company, pursuant to which management-related and other services are performed for the Fund. USBFS serves as the Administrator, Transfer and Dividend Disbursing Agent, and Fund Accountant. U.S. Bank, N.A serves as the Fund's Custodian. The principal office of USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and the principal office of U.S. Bank, N.A. is located at 425 Walnut Street, Cincinnati, Ohio 45202.

Administrator

     Pursuant to a Fund Administration Servicing Agreement with the Trust (the "Administration Agreement"), USBFS serves as Administrator of the Fund and subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Advisor. Under the Administration Agreement, USBFS provides certain administrative services and facilities for the Fund. These services include preparing and maintaining books, records, tax and financial reports, and monitoring compliance with state and federal regulatory requirements. The Fund paid USBFS the following fees for administrative services received during the two prior fiscal periods ended October 31:

                                              2003                2002*
                                       -------------------- -------------------
Administration Fees Paid                    $ 27,861           $ 22,914

*    Reflects the fiscal period January 1, 2002 through October 31, 2002.

Fund Accounting

     Pursuant to an Accounting Agreement with the Trust (the "Accounting Agreement"), USBFS is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset values per share of the Fund and calculating yield, dividends and capital gain distributions; and preparing security position, transaction and cash position reports.

     Under the Accounting Agreement, USBFS maintains portfolio trading records and records of brokerage activity in order to provide monthly brokerage reports that identify brokers and set forth commission amounts. USBFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. USBFS is responsible for expenses accrued and payment reporting services. USBFS provides tax accounting services and tax-related financial information to the Trust. USBFS also monitors compliance with the regulatory requirements relating to maintaining accounting records.

Transfer Agent

     Pursuant to a Transfer Agency Agreement with the Trust, USBFS also acts as the Trust's transfer, dividend disbursing and redemption agent. USBFS provides certain shareholder and other services to the Trust, including: furnishing
account  and  transaction   information;   providing   mailing  labels  for  the
distribution to the Fund's shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reporting; calculating distribution plan and marketing expenses; and maintaining shareholder account records.

     USBFS is responsible for processing orders for Fund shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions with Fund shares. If so requested by the Trust, USBFS will produce shareholder lists and reports for proxy solicitations. USBFS receives and processes redemption requests and administers distribution of redemption proceeds. USBFS also handles shareholder inquiries and provides routine account information. In addition, USBFS prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

Custodian

     Pursuant to a Custodian Servicing Agreement with the Trust, U.S. Bank, N.A. (the "Custodian") acts as the custodian of the Trust's securities and cash. Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. The Custodian maintains a separate account in the name the Fund. The Custodian is responsible for holding and making payments of all cash received for the account of the Fund.

     From the account, the Custodian may make payments for the purchase of securities, payment of interest, taxes, fees and other operating expenses. The Custodian is authorized to endorse and collect checks, drafts or other orders for payment. The Custodian is also responsible for the release or delivery of portfolio securities. Additionally, the Custodian monitors compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. The Custodian is compensated on the basis of an annual fee based on market value of assets of the Fund and on fees for certain transactions.

Distributor

     Quasar Distributors, LLC (the "Distributor"), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the principal underwriter and national distributor for the shares of the Fund. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the National Association of Securities Dealers ("NASD"). The offering of the Fund's shares is continuous.

     On December 31, 2001, the Board of Trustees approved a distribution agreement (the "Prior Distribution Agreement") with the Distributor. Due to an administrative oversight, the Distribution Agreement has since lapsed. Despite the lapse, the Distributor has continued to provide the Fund with uninterrupted services. On March 1, 2004, the Board intends to consider approval of a new distribution agreement (the "New Distribution Agreement") that is substantially identical in all material respects to the Prior Distribution Agreement.

     The New Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature.

Distribution Plan

     On December 31, 2001, the Board of Trustees adopted (but did not implement), and the Fund's initial shareholder approved, a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Prior Distribution Plan"). If the Prior Distribution Plan had been implemented, the Fund would have been authorized to use the assets of the Fund to reimburse the Advisor, the Distributor or others for expenses incurred by such parties in the promotion and distribution of the shares of the Fund. If it had been implemented, the Prior Distribution Plan would also have authorized the use of distribution fees to pay expenses including, but not limited to, printing prospectuses and reports used for sales purposes, preparing advertising and sales literature, and other distribution-related expenses. The maximum amount payable under the Prior Distribution Plan was 0.25% of the Fund's average net assets on an annual basis. Because these fees would have been paid out of the Fund's assets on an ongoing basis, over time these fees would have increased the cost of your investment.

     The NASD's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based. This rule limits the aggregate distribution fees to which shareholders might have been subject under the terms of the Prior Distribution Plan.

     The Prior Distribution Plan had an initial term of one year ending December 31, 2002, and could have been extended annually thereafter by the approval of a majority of the Fund's Board of Trustees, including a majority of the Independent Trustees. Following the initial one-year term, the Board should have reviewed and approved the Prior Distribution Plan at the December 2002 annual meeting. Although approval of the Prior Distribution Plan was not listed as an agenda item at the December 2002 annual meeting, and therefore was not obtained, the Board's intent, nonetheless, was to renew its approval of the Prior Distribution Plan for the next year.

     As originally adopted, the Fund did not intend to implement the Prior Distirbution Plan or authorize any payments under the Prior Distribution Plan until the Fund had sufficient operating history to warrant such implementation. However, in order to avoid the economic burden to Fund shareholders that would arise should the Fund wish to implement the a distribution plan (by requiring approval by the Fund's shareholders), the Board intended to renew the Prior Distribution Plan until such time as the Board should determine that it is in the Fund's best interest to make payments under a distribution plan. While the Prior Distribution Plan was in effect, the Board did not decide that implementation of the Prior Distribution Plan was in the best interests of Fund shareholders, and no payments were made under the Prior Distribution Plan. The Board believes that but for the administrative oversight, the Prior Distribution Plan would have been renewed.

     Neither a distribution plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on the distribution plan and the related agreements.

     At a meeting on March 1, 2004, the Board intends to meet to consider approving a new distribution plan (the "New Distribution Plan") that is identical in all material respects to the Prior Distribution Plan that lapsed on December 31, 2002. The Board also is likely to submit the New Distribution Plan to Fund shareholders for approval.

     If approved by shareholders, the New Distribution Plan will operate in the same fashion as the Prior Distribution Plan. Similar to the Prior Distribution Plan, the New Distribution Plan requires that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the New Distribution Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of Rule 12b-1 under the 1940 Act and setting out the amounts expended under the New Distribution Plan and the purposes for which those expenditures were made. The New Distribution Plan provides that so long as it is in effect the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

     Once implemented, the New Distribution Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the New Distribution Plan. The New Distribution Plan for the Fund may be terminated at any time by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the operations of the New Distribution Plan or in any agreement related to the Plan or by vote of a majority of the outstanding voting securities of the Fund.

     The New Distribution Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the New Distribution Plan.

Independent Auditors

     Tait, Weller & Baker, the Trust's independent auditors, audits the Trust's annual financial statements included in the Fund's Annual Report to Shareholders and reviews the Trust's tax returns and registration statement filed with the SEC. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS AND TURNOVER

     The Fund's portfolio securities transactions are placed by the Advisor. The goal of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations. There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients. In transactions on equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere.

     The Advisor, when effecting purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Advisor may use research and services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Advisor in connection with the Fund. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Advisor may from time to time receive services and products which serve both research and non-research functions. In such event, the Advisor makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component. Brokerage may also be allocated to dealers in consideration of the Fund's share distribution but only when execution and price are comparable to that offered by other brokers. The Fund paid the following in brokerage commissions for the two prior fiscal periods ended October 31:

                                              2003                2002*
                                       -------------------- -------------------
Brokerage Fees Paid                         $ 19,778             $ 17,248

* Reflects the fiscal period January 1, 2002 through October 31, 2002.

     The Advisor provides investment advisory services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts, and other investment pools. There may be occasions on which other investment advisory clients advised by the Advisor may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Advisor may average the transactions as to price and allocate the amount of available investments in a manner which is believed to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

     The Fund does not engage in frequent trading and turnover tactics for short-term gains, however, the Advisor will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. While the Fund anticipates that its annual portfolio turnover rate should not exceed 30% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rates for the past fiscal periods ended October 31 were as follows:

                                              2003                 2002
                                       -------------------- ------------------
Portfolio Turnover Rate                        31%                 21%


SHARES OF BENEFICIAL INTEREST

     The Trust is a series statutory trust that currently offers one series of shares. The beneficial interest of the Trust is divided into an unlimited number of shares, with a par value of $0.001 each. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. Shares will be maintained in open accounts on the books of the transfer agent, and certificates for shares will generally not be issued. The Fund does not intend to hold annual shareholder meetings. The Fund, however, may hold special meetings for matters requiring shareholder approval.

     If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Upon the Trust's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.


DIVIDENDS

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. Shareholders will receive a confirmation of each new transaction in their account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of stock certificates. Stock certificates representing shares of the Fund will not be issued.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

     Tax Legislation. On May 28, 2003, President Bush signed the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"). The Act provides for $330 billion of tax cuts and $20 billion of state fiscal relief. Key components of the Act available to individual taxpayers include:

o A reduction in the tax rate on long-term capital gains, for sales on or after May 6, 2003. The 20 percent rate is reduced to 15 percent; the 10 percent rate is reduced to 5 percent through 2007 and to zero for 2008. Note that the applicable tax rate will be determined by the date that a Fund realizes a capital gain, not the date a Fund distributes that capital gain to its shareholders. Therefore, it is possible for a Fund's shareholders to receive capital gains later this year that are taxed at the 20% rate.

o A reduction in the tax rate on "qualified dividend income" to the 15 percent and 5 percent net capital gains rates, effective January 1, 2003 through December 31, 2008. Whether income qualifies for this lower rate will be tested at the Fund level. Dividends that do not meet the tests under the new law, along with other types of ordinary income, will be taxed at the higher tax rates applicable to ordinary income (which could be as high as 35 percent).

o Acceleration of the reduction in tax rates scheduled to occur in 2006. Beginning in 2003, the top marginal tax rate is reduced to 35 percent. The backup withholding rate is reduced to 28 percent.

     The Act does not alter the previously enacted sunset date for the tax rates, which are scheduled to expire on December 31, 2010.

     Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

     Distributions of Capital Gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

     Effect of Foreign Investments on Distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you upon distribution; however, it is taxable as a capital gain upon redemption of your Fund shares.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

     Information on the Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

     Election to be Taxed as a Regulated Investment Company. The Fund intends to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such a case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

     Excise Tax Distribution Requirements. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to 100% of undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January in which case you must treat them as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

     Redemption of Fund Shares. Redemptions including redemptions in kind and exchanges of Fund shares are taxable transactions for federal and state income tax purposes that could cause you to recognize a taxable gain or loss. If you redeem your fund shares or exchange them for shares of the First American Prime Obligations Fund, you are required to report any gain or loss. If you hold your shares as a capital asset, any gain or loss that you realize will be capital gain or loss and will be short-term or long-term, generally depending on how long you have owned your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your redemption or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

     U.S. Government Obligations. Most states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     Dividends-Received Deduction for Corporations. Dividends paid by the Fund will generally qualify for the 70% dividends-received deduction for corporations, but the portion of the dividends so qualifies depends on the aggregate taxable qualifying dividend income received by such Fund from domestic (U.S.) sources. The dividends received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Additionally, if requested, the Fund will send to any such corporate shareholders a statement each year advising them of the amount designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

     Qualified Dividend Income Distribution for Individual Shareholders. As a result of recent federal tax legislation, a portino of the dividends paid by the Fund may be taxable to non-corporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income. The Fund will advise you of the tax status of distributions shortly after the close of each calendar year.

     Investment in Complex Securities. The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you by the Fund. For example, if the Fund is permitted to invest in options or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end. Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

CALCULATION OF INVESTMENT PERFORMANCE DATA

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment in the Fund, and are not intended to indicate future performance.

Yield Information

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Yield quotations are calculated according to the following formula:

                                             6
                 YIELD  =  2 [ (  a-b   + 1 )  - 1 ]
                                  -----
                                  cd


      Where:
      a =    dividends and interest earned during the period.
      b =    expenses accrued for the period (net of reimbursements).
      c =    the average daily number of shares outstanding during the
             period that were entitled to receive dividends.
      d =    the maximum offering price per share on the last day of the period.

     Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's offering price at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Average Annual Total Return (before taxes)

     Quotations of average annual total return for the Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                          n
                  P(1 + T)  = ERV

         Where:   P  =      a hypothetical initial payment of $1,000
                  T  =      average annual total return
                  n  =      number of years
                  ERV=      ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the period.

     All total returns  figures  reflect the deduction of a  proportional  share
Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's year-to-date return before taxes as of October 31, 2003 was as follows:

                   Average Annual Total Return (before taxes)

                         1 Year           Since Inception(1)
                  ---------------------- -------------------
                         28.52%                10.53%

(1)  The inception date of the Fund is December 31, 2001.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.


Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                          n
                  P(1 + T)  = ATV
                                 D

         Where:   P =      a hypothetical initial payment of $1,000
                  T =      average annual total return
                  n =      number of years
               ATVD =      ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period after taxes on distribution and redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor. The Fund's year-to-date return after taxes on distributions as of October 31, 2003 was as follows:

           Average Annual Total Return (After Taxes on Distributions)

                       1 Year           Since Inception(1)
                ---------------------- -------------------
                       28.37%                10.47%

(1)  The inception date of the Fund is December 31, 2001.

Average Annual Total Return (after taxes on distributions and redemptions)

     The Fund's quotations of average annual total return (after taxes on distributions and redemptions) are calculated according to the following formula:

                          n
                  P(1 + T)  = ATV
                                 DR

         Where:   P =      a hypothetical initial payment of $1,000
                  T =      average annual total return
                  n =      number of years
              ATVDR =      ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the period after taxes on distribution and redemption.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor. The Fund's year-to-date return after taxes on distributions and redemptions as of October 31, 2003 was as follows:

   Average Annual Total Return (After Taxes on Distributions and Redemptions)

                     1 Year           Since Inception(1)
                -------------------- -------------------
                     18.51%                8.96%

(1)  The inception date of the Fund is December 31, 2001.

FINANCIAL STATEMENTS

     The audited financial statements of the Fund for the fiscal year ended October 31, 2003 and the report of the Fund's independent accountant in connection therewith, are included in the Fund's 2003 Annual Report to Shareholders, as filed with the Securities and Exchange Commission on January 8, 2004, which are incorporated by reference into this Statement of Additional Information. A copy of the Annual Report to Shareholders may be obtained from the Fund upon request and without charge.


APPENDIX

Standard & Poor's ("S&P") Corporate Bond Rating Definitions

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


                             FORT PITT CAPITAL FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  Declaration of Trust

     (i)  Certificate of Trust - dated August 17, 2001(1)
     (ii) Agreement and Declaration of Trust - dated August 17, 2001(1)

(b)  Bylaws (2)

(c)  Instruments   Defining  Rights  of  Security  Holders  --  Incorporated  by
     reference to Article III and V of the Agreement and Declaration of Trust and Article II of the Registrant's Bylaws.

(d)  Investment Advisory Agreement
     (i)  Form of Investment Advisory Agreement (3)
     (ii) Expense Waiver and Assumption Agreement (2)

(e)  Form of Distribution Agreement(3)

(f)  Bonus or Profit Sharing Contracts-- Not applicable.

(g)  Custody Agreement (2)

(h)  Other Material Contracts

     (i)  Fund Administration Servicing Agreement (2)
     (ii) Transfer Agent Servicing Agreement (2)
     (iii) Fund Accounting Servicing Agreement (2)
     (iv) Joint Fidelity Insured Agreement (2)
     (v)  MFx Access Agreement (2)

(i)  Opinion and Consent of Counsel (2)

(j)  Other Opinions

     (i)  Consent of Certified Public Accountants - Filed herewith.
     (ii) Power of Attorney (2)

(k)  Omitted Financial Statements-- Not applicable.

(l)  Agreement Relating to Initial Capital (2)

(m)  Form of Rule 12b-1 Plan (3)

(n)  Rule 18f-3 Plan - Not Applicable

(o)  Reserved.

(p)  Code of Ethics (2)

------------------
(1) Incorporated by reference to Registrant's Initial Registration Statement on Form N-1A (Registrant's File Nos. 333-69326 and 811-10495) filed with the Securities and Exchange Commission on September 13, 2002.
(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (Registrant's File Nos. 333-69326 and 811-10495) filed with the Securities and Exchange Commission on December 20, 2002.
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (Registrant's File Nos. 333-69326 and 811-10495) filed with the Securities and Exchange Commission on February 25, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Reference is made to Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws.

     Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

     Fort Pitt Capital Group, Inc., the investment advisor to the Fort Pitt Capital Total Return Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and has approximately $555 million in assets under management. See Part B - Statement of Additional Information for more information.

Item 27. Principal Underwriter.

     (a)  Quasar Distributors, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:
----------------------------------------- --------------------------------------
          Advisors Series Trust               Harding, Loevner Funds, Inc.
           AHA Investment Funds                 The Hennessy Funds, Inc.
     Alpha Analytics Investment Trust        The Hennessy Mutual Funds, Inc.
           Alpine Equity Trust                     Jacob Internet Fund
           Alpine Series Trust                 The Jensen Portfolio, Inc.
           Alpine Income Trust              Kirr Marbach Partners, Funds, Inc.
     Alternative Investment Advisors            Kit Cole Investment Trust
            Blue & White Fund                  Light Revolution Fund, Inc.
         Brandes Investment Trust                   The Lindner Funds
      Brandywine Advisors Fund, Inc.                   LKCM Funds
           Brazos Mutual Funds                    Masters' Select Funds
             Buffalo Funds                   Matrix Advisors Value Fund, Inc.
        Builders Fixed Income Fund                 Monetta Fund, Inc.
            CCM Advisors Funds                       Monetta Trust
       CCMA Select Investment Trust                     MP63 Fund
        Country Mutual Funds Trust                     MUTUALS.com
            Cullen Funds Trust                        NorCap Funds
         Dow Jones Islamic Index                     Optimum Q Funds
              Everest Funds                        Permanent Portfolio
        First American Funds, Inc.             PIC Investment Trust Funds
First American Insurance Portfolios, Inc.   Professionally Managed Portfolios
  First American Investment Funds, Inc.         Prudent Bear Mutual Funds
   First American Strategy Funds, Inc.                Rainier Funds
             FFTW Funds, Inc.                       SEIX Funds, Inc.
         Fort Pitt Capital Funds              TIFF Investment Program, Inc.
           Glenmede Fund, Inc.                         Wexford Trust
         Guinness Atkinson Funds                       Zodiac Trust
----------------------------------------- --------------------------------------

     (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal   Position and Offices with Quasar Positions and Offices with
Business Address     Distributors, LLC                Registrant
-------------------- -------------------------------- --------------------------
James R. Schoenike   President, Board Member          None
-------------------- -------------------------------- --------------------------
Donna J. Berth       Treasurer                        None
-------------------- -------------------------------- --------------------------
Joe Redwine          Board Member                     None
-------------------- -------------------------------- --------------------------
Bob Kern             Board Member                     None
-------------------- -------------------------------- --------------------------
Eric W. Falkeis      Board Member                     None
-------------------- -------------------------------- --------------------------

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.


     (c) Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be located at the offices of the Registrant and at additional locations as follows:

     Name                                        Address
     ----                                        -------
     Fort Pitt Capital Group, Inc.               790 Holiday Drive
                                                 Foster Plaza Eleven
                                                 Pittsburgh, PA 15220

     Registrant's Fund Accountant,               U.S. Bancorp Fund Services, LLC
     Administrator, Fulfillment Servicing Agent  615 East Michigan Street
     and Transfer Agent                          Milwaukee, WI  53202

     Registrant's Custodian                      U.S. Bank, N.A.
                                                 425 Walnut Street
                                                 Cincinnati, OH  54202

     Registrant's Distributor                    Quasar Distributors, LLC
                                                 615 East Michigan Street
                                                 Milwaukee, WI  53202


ITEM 29. MANAGEMENT SERVICES.

     All management-related service contracts are discussed in Parts A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

     None.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Pittsburgh, Pennsylvania on the 26th day of February, 2004.


                                             Fort Pitt Capital Funds
                                             (Registrant)

                                             By: /s/ Thomas P. Bellhy*
                                                 ------------------------
                                                  Thomas P. Bellhy
                                                  President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Thomas P. Bellhy*     Chairman, President and Trustee      February 26, 2004
-------------------------
Thomas P. Bellhy

/s/ Douglas W. Kreps      Executive Vice President, Secretary  February 26, 2004
------------------------- and Trustee
Douglas W. Kreps

/s/ Robert J. Dickson*    Independent Trustee                  February 26, 2004
-------------------------
Robert J. Dickson

/s/ Peter R. Anderson*    Independent Trustee                  February 26, 2004
-------------------------
Peter R. Anderson

/s/ Ronald V. Pellegrini* Independent Trustee                  February 26, 2004
-------------------------
Ronald V. Pellegrini

/s/ Charles A. Smith*     Executive Vice President, Treasurer  February 26, 2004
------------------------- and Chief Investment Officer
Charles A. Smith


* By: /s/ Douglas W. Kreps
      ----------------------
          Douglas W. Kreps
          Attorney-in-Fact pursuant to the Power of Attorney filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (Registrant's File Nos. 333-69326 and 811-21141) filed with the Securities and Exchange Commission on December 20, 2001 and incorporated by reference herein.




EXHIBIT INDEX

  Exhibit                                                     Exhibit No.
  -------                                                     -----------
  Consent of Independent Public Accountants                   EX-99.j.1.